SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 12, 2008



                          INTERLINK GLOBAL CORPORATION
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               (Exact name of registrant as specified in Charter)

            Nevada                     033-20033-D             42-1655043
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 (State or other jurisdiction of   (Commission File No.)  (IRS Employer
 incorporation or organization)                            Identification No.)

                               1100 NW 163rd Drive
                              Miami, Florida 33169
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                    (Address of Principal Executive Offices)

                                 (305) 261-2007
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                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Interlink Global Corporation, Inc., a Nevada corporation ("Registrant", "we", "our" or "us"), from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant's Form 10-KSB entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


Item 4.01.  Change in Registrant's Certifying Accountant

On September 12, 2008, Interlink Global Corporation did not re-appoint Dohan and Company, CPAs of Miami, Florida as the Company's independent auditors. Dohan and Company, CPAs did not stand for re-appointment. During the two years ended December 31, 2007 and 2006, there were no disagreements with Dohan and Company, CPAs on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dohan and Company, CPAs would have caused them to make reference in connection with their report to the subject matter of the disagreement, and Dohan and Company, CPAs has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The report of the independent registered public accounting firm of Dohan and Company, CPAs as of and for the two years ended December 31, 2007 and December 31, 2006, did not contain any adverse opinion or disclaimer of opinion, but it was qualified as to going concern.

A copy of the forgoing disclosures was provided to Dohan and Company, CPAs. prior to the date of the filing of this report. Dohan and Company, CPAs has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Dohan and Company's letter, is filed as Exhibit 16 to this Form 8-K.

As of that date, Interlink Global Corporation had not timely filed its Form 10 QSB for the periods ended March 31, 2008, June 30, 2008 and September 30, 2008.

Interlink Global Corporation remains active, but is no longer in operation and remains as a "shell" entity looking for opportunities to merge.

Therefore, since Interlink Global Corporation has no resources to retain an independent auditor, we will be filing our Form 10 Q for March 31, June 30, and September 30, 2008 without an independent auditor's review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interlink Global Corporation

By:         /s/ Anastasios Kyriakides
            -------------------------
              Anastasios Kyriakides
             Chief Executive Officer


Dated: December 11, 2008